                                                            Exhibit 10(i)(a)(ii)

                                                                  EXECUTION COPY

                             AMENDMENT NO. 2 TO THE
                 AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT

                                           Dated as of May 15, 2003

              AMENDMENT NO. 2 TO THE AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT (this "AMENDMENT") among The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), Ammirati Puris Lintas K.K., the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and Citibank, N.A., as agent (the "AGENT") for the Lenders.

              PRELIMINARY STATEMENTS:

              (1) The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

              (2) The Company, the Required Lenders and the Agent have agreed to further amend the Credit Agreement as hereinafter set forth.

              SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

              (a) Section 1.01 is amended by deleting the definitions of "Proceeds Target", "Super Proceeds Target" and "Zero-Coupon Notes Target".

              (b) Section 1.01 is amended by adding in appropriate alphabetical order the following new definitions:

              "GUARANTEED OBLIGATIONS" has the meaning specified in Section
       7.01.

              "LOAN DOCUMENT" means this Agreement, the Notes and the Subsidiary Guaranty.

              "MATERIAL SUBSIDIARY" means each Consolidated Subsidiary of the Company organized in the United States or any political subdivision thereof that had, as of the end of the most recently ended fiscal year, aggregate revenues for such fiscal year equal to at least $25,000,000.

              "SUBSIDIARY GUARANTOR" means each Material Subsidiary that is a party to the Subsidiary Guaranty.

              "SUBSIDIARY GUARANTY" has the meaning specified in Section
       5.01(i).

              (c) The definitions of "Applicable Margin", "Applicable Percentage" and "Applicable Utilization Fee" are deleted and replaced with the following, respectively:

              "APPLICABLE MARGIN" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

---------------------------- ---------------------------- --------------------------------
    Public Debt Rating          Applicable Margin for          Applicable Margin for
        S&P/Moody's              Base Rate Advances         Eurocurrency Rate Advances
---------------------------- ---------------------------- --------------------------------



---------------------------- ---------------------------- --------------------------------
LEVEL 1
BBB+ or Baa1 or above                  0.000%                         0.600%
---------------------------- ---------------------------- --------------------------------
LEVEL 2
BBB or Baa2                            0.000%                         0.800%
---------------------------- ---------------------------- --------------------------------
LEVEL 3
BBB- and Baa3                          0.000%                         1.000%
---------------------------- ---------------------------- --------------------------------
LEVEL 4
BBB- or Baa3                           0.000%                         1.450%
---------------------------- ---------------------------- --------------------------------
LEVEL 5
BB+ and Ba1                            0.075%                         1.575%
---------------------------- ---------------------------- --------------------------------
LEVEL 6
Lower than Level 5                     0.200%                         1.700%
---------------------------- ---------------------------- --------------------------------

              "APPLICABLE PERCENTAGE" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

-------------------------------- -----------------------------
      Public Debt Rating                  Applicable
          S&P/Moody's                     Percentage
-------------------------------- -----------------------------
LEVEL 1
BBB+ or Baa1 or above                       0.150%
-------------------------------- -----------------------------
LEVEL 2
BBB or Baa2                                 0.200%
-------------------------------- -----------------------------
LEVEL 3
BBB- and Baa3                               0.250%
-------------------------------- -----------------------------
LEVEL 4
BBB- or Baa3                                0.300%
-------------------------------- -----------------------------
LEVEL 5
BB+ and Ba1                                 0.425%
-------------------------------- -----------------------------
LEVEL 6
Lower than Level 5                          0.550%
-------------------------------- -----------------------------

              "APPLICABLE UTILIZATION FEE" means, as of any date that the aggregate Advances exceed 33% of the aggregate Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

-------------------------------- -----------------------------
      Public Debt Rating                  Applicable
          S&P/Moody's                  Utilization Fee
-------------------------------- -----------------------------
LEVEL 1
BBB+ or Baa1 or above                       0.125%
-------------------------------- -----------------------------
LEVEL 2
BBB or Baa2                                 0.250%
-------------------------------- -----------------------------
LEVEL 3
BBB- and Baa3                               0.250%
-------------------------------- -----------------------------
LEVEL 4
BBB- or Baa3                                0.250%
-------------------------------- -----------------------------
LEVEL 5
BB+ and Ba1                                 0.500%
-------------------------------- -----------------------------
LEVEL 6
Lower than Level 5                          0.500%
-------------------------------- -----------------------------

              (d) The definition of "Business Day" in Section 1.01 is amended by deleting the phrase "the euro, in Frankfurt German" with the phrase "Euros, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open).

              (e) The definition of "Debt for Borrowed Money" in Section 1.01 is amended by adding to the end thereof the phrase "or the Subsidiary Guaranty".

              (f) The definition of EBITDA in Section 1.01 is amended in full to read as follows:

              "EBITDA" means, for any period, net income (or net loss) PLUS the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) non-cash, non-recurring charges in an amount not to exceed $161,400,000 taken (i) with respect to the impairment of the assets of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, in the fiscal year ended December 31, 2002 (which shall be allocated to each of the fiscal quarters of 2002 as set forth in a schedule previously delivered by the Company to the Lenders) and (ii) with respect to all such other charges, in the fiscal year ended December 31, 2002 (which shall be allocated to each of the fiscal quarters of 2002 as set forth in a schedule previously delivered by the Company to the Lenders), (f) non-recurring restructuring charges in an amount not to exceed $200,000,000 (up to $175,000,000 of which may be cash charges) recorded in the financial statements of the Company and its Consolidated Subsidiaries for the fiscal quarter ended March 31, 2003, the fiscal quarter ending June 30, 2003 and the fiscal quarter ending September 30, 2003, (g) non-cash, non-recurring charges in an amount not to exceed $70,000,000 taken with respect to the impairment of the remaining book value of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries and (h) all impairment charges taken with respect to capital expenditures made on or after January 1, 2003 on behalf of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, in each case determined in accordance with GAAP for such period minus gain realized by the Company upon the sale of NFO Worldwide, Inc.

              (g) The definition of Material Adverse Effect in Section 1.01 is amended in full to read as follows:

              "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or any Lender under this Agreement or any other Loan Document or (c) the ability of the Company or any Subsidiary Guarantor to perform its obligations under this Agreement or any other Loan Document.

              (h) Section 2.14 is amended by (i) deleting from subsection (a) the phrase "present or future withholding taxes, including levies" and substituting therefor the phrase "present or future taxes, levies", (ii) by deleting from subsection (b) the phrase ", but excluding all other United States federal taxes other than withholding taxes" and (iii) by deleting subsection (f) in its entirety and substituting therefor the phrase "[Intentionally omitted.]".

              (i) Section 2.17 is amended by adding to the end thereof the following proviso:

              ; PROVIDED, however, that the proceeds of the Advances shall not be used to prepay any amounts outstanding under the Company's five Note Purchase Agreements with The Prudential Insurance Company of America outstanding on the date hereof or any other long-term Debt of the Company.

              (j)    Section 3.03(a) is amended in full to read as follows:

              (a)    the representations and warranties contained in Section
       4.01 and in Section 5 of the Subsidiary Guaranty and, in the case of any Borrowing made to a Designated Subsidiary, in the Designation Agreement for such Designated Subsidiary, are correct on and as of such date, before and after giving effect to such Borrowing or such Extension Date (as the case may be) and to the application by the applicable Borrower of the proceeds therefrom, as though made on and as of such date, and

              (k) Section 3.03(b) is amended by deleting the phrase "from the application of the proceeds therefrom " and substituting therefor "from the application by the applicable Borrower of the proceeds therefrom".

              (l)    Section 4.01(e) is amended in full to read as follows:

              (e) The Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 2002, and the related Consolidated statement of operations and cash flows of the Company and its Consolidated Subsidiaries for the fiscal year then ended, accompanied by an opinion of PricewaterhouseCoopers LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present in all material respects the Consolidated financial condition of the Company and its Consolidated Subsidiaries as at such date and the Consolidated results of the operations and cash flows of the Company and its Consolidated Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 2002, and except (x) as disclosed in the Company's reports filed with the SEC since such date and prior to the Effective Date and (y) for the impairment of the assets and other losses on sale of the Company's Subsidiaries Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, there has been no Material Adverse Change.

              (m) Section 5.01(h)(i) and (ii) are each amended by deleting therefrom the phrase "chief financial officer or chief accounting officer" and substituting therefor the phrase "chief financial officer, chief accounting officer or treasurer".

              (n) Section 5.01 is amended by adding two new covenants to read as follows:

              (i) SUBSIDIARY GUARANTY. Deliver to the Agent not later than August 29, 2003, in sufficient copies for each Lender:

                     (i) Certified copies of the resolutions of the Board of Directors of each Subsidiary Guarantor approving the Subsidiary Guaranty, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Subsidiary Guaranty.

                     (ii) A certificate of the Secretary or an Assistant Secretary of each Subsidiary Guarantor certifying the names and true signatures of the officers of such Subsidiary Guarantor authorized to sign the Subsidiary Guaranty and the other documents to be delivered by it hereunder.

                     (iii) A guaranty in substantially the form of Exhibit F hereto (as amended, supplemented or otherwise modified from time to time, the "SUBSIDIARY GUARANTY"), duly executed by each Subsidiary Guarantor.

                     (iv) Favorable opinions of outside and in-house counsel for each of the Subsidiary Guarantors, substantially in the forms of Exhibits G-1 and G-2 hereto, respectively.

              (j) NEW MATERIAL SUBSIDIARIES. Promptly and in any event within 30 days following the request of the Required Lenders made after the delivery of audited annual financial statements pursuant to Section 5.01(h) that indicate that a Subsidiary of the Company that is not at such time a Subsidiary Guarantor is a Material Subsidiary, cause such Material Subsidiary to execute and deliver an Accession Agreement (as defined in the Subsidiary Guaranty), together with the documents set forth in clauses 5.01(i)(i), (ii) and (iv).

              (o) Section 5.02(a) is amended by (i) deleting clause (x) and relettering clauses (xi) and (xii) as clauses "(x)" and "(xi)", respectively,
(ii) adding a new clause (xii) to read as follows:

                     (xii) any Liens on assets of Subsidiaries organized outside of the United States in favor of lenders under short-term working capital lines of credit entered into in the ordinary course of business;

and (iii) by adding to the end thereof new clauses (xiv) and (xv) to read as follows:

                     (xiv) any Lien arising out of the L/C Cash Deposit Account (as defined in the 364-Day Credit Agreement dated as of May 15, 2003 among the Company, the lenders parties thereto and Citibank, as agent); and

                     (xv) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of the Consolidated net worth of the Company and its Consolidated Subsidiaries.

              (p) Section 5.02(e) is amended by restating clause (iii) in full to read "(iii) amend any such agreement or instrument to shorten the maturity or amortization thereof to a date prior to July 31, 2005".

              (q) Section 5.02(f) is amended by restating clause (ii) in full to read "(ii) the cash consideration of all such purchases and acquisitions shall not exceed $100,000,000 in the aggregate for any calendar year".

              (r)    Section 5.02(g) is amended by restating clauses (iv) and
(iv) in full to read as follows:

              (iv) make Restricted Payments in an aggregate amount of not more than $25,000,000 in any calendar year and (v) from and after the date EBITDA for the four fiscal quarters most recently ended is at least (A) $1,000,000,000, make Restricted Payments in an aggregate amount of not more than $100,000,000 in any calendar year, (B) $1,200,000,000, make Restricted Payments in an aggregate amount of not more than $150,000,000 in any calendar year or (C) $1,300,000,000, make any Restricted Payments without limitation.

              (s) Section 5.02(i) is amended by restating the proviso in full to read "PROVIDED, that the foregoing limitations shall not be effective as to any such Subsidiary that is a party to the Subsidiary Guaranty."

              (t)    Section 5.03 is amended in full to read as follows:

                     SECTION 5.03. FINANCIAL COVENANTS. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will:

                     (a) INTEREST COVERAGE RATIO. Maintain, as of the end of each fiscal quarter, a ratio of (i) Consolidated EBITDA of the Company and its Consolidated Subsidiaries for the four fiscal quarters then ended to (ii) Interest Expense during such period by the Company and its Consolidated Subsidiaries, of not less than
              (x) 3.5 to 1 for each period ended on or prior to June 30, 2003 and (y) 3.75 to 1 for each period ended on or after September 30, 2003.

                     (b) DEBT TO EBITDA RATIO. Maintain, as of the end of each fiscal quarter referenced below, a ratio of (i) Debt for Borrowed Money as of the end of such fiscal quarter to (ii) Consolidated EBITDA of the Company and its Consolidated Subsidiaries for the four quarters then ended, of not greater than the ratio set forth opposite such fiscal quarter below:

-------------------------------------------------------- --------------------------
                 FISCAL QUARTER ENDING                             RATIO
-------------------------------------------------------- --------------------------

                                       5

March 31, 2003                                                   4.00 to 1
-------------------------------------------------------- --------------------------
June 30, 2003                                                    4.50 to 1
-------------------------------------------------------- --------------------------
September 30, 2003                                               3.75 to 1
-------------------------------------------------------- --------------------------
December 31, 2003                                                3.50 to 1
-------------------------------------------------------- --------------------------
March 31, 2004                                                   3.50 to 1
-------------------------------------------------------- --------------------------
June 30, 2004 and thereafter                                     3.25 to 1
-------------------------------------------------------- --------------------------


              ; PROVIDED that, for purposes of determining Debt for Borrowed Money for the fiscal quarter ended March 31, 2003, Debt evidenced by the Company's Zero-Coupon Convertible Senior Notes due 2021 shall be excluded.

                     (c) MINIMUM EBITDA. Maintain, as of the end of each fiscal quarter referenced below, Consolidated EBITDA of the Company and its Consolidated Subsidiaries for the four quarters then ended of not less than the amount set forth opposite such fiscal quarter below:

-------------------------------------------------------- --------------------------
                 FISCAL QUARTER ENDING                            AMOUNT
-------------------------------------------------------- --------------------------
March 31, 2003                                                 $700,000,000
-------------------------------------------------------- --------------------------
June 30, 2003                                                  $625,000,000
-------------------------------------------------------- --------------------------
September 30, 2003                                             $675,000,000
-------------------------------------------------------- --------------------------
December 31, 2003 and thereafter                               $750,000,000
-------------------------------------------------------- --------------------------

              (u) Section 6.01(b) is amended by deleting the phrase "the Company or any Designated Subsidiary" and substituting therefor the phrase "the Company, any Designated Subsidiary or any Subsidiary Guarantor".

              (v)    Section 6.01(c)(iii) is amended in full to read as follows:

              (iii) the Company, any other Borrower or any Subsidiary Guarantor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Company by the Agent or any Lender;

              (w) Section 6.01(d) is amended by deleting therefrom the second proviso and substituting therefor the following:

       PROVIDED, FURTHER, that if any of the actions or events set forth above in this subsection (d) shall be taken in respect of, or occur with respect to, a Consolidated Subsidiary, such action or event shall not be the basis for or give rise to an Event of Default under this subsection
       (d) until five Business Days after the chief executive officer, chief operation officer, principal financial officer or principal accounting officer of the Company knows or has reason to know of the occurrence of such action or event;

              (x) Section 6.01 is amended by adding a new clause (j) to read as follows:

              (j) the Subsidiary Guaranty shall for any reason cease to be valid and binding on or enforceable against each Subsidiary Guarantor (other than by reason of a release of a Subsidiary Guarantor in accordance with the terms of the Subsidiary Guaranty), or any Subsidiary Guarantor shall so state in writing;

              (y) Section 9.01 is amended by relettering clause (g) as clause "(h) and inserting a new clause (g) to read as follows:

              (g) reduce or limit in any material respect the obligations of any Subsidiary Guarantor to the Lenders under Section 1(a)(i) of the Subsidiary Guaranty or release or otherwise limit in any material respect any Subsidiary Guarantor's liability to the Lenders with respect to its obligations under the Subsidiary Guaranty (except, in each case, for a release of a Subsidiary Guarantor in accordance with the terms of the Subsidiary Guaranty)

              (z)    Section 9.08 is amended in full to read as follows:

                     SECTION 9.08. CONFIDENTIALITY. Neither the Agent nor any Lender may disclose to any Person any confidential, proprietary or non-public information of the Company furnished to the Agent or the Lenders by the Company (such information being referred to collectively herein as the "BORROWER INFORMATION"), except that each of the Agent and each of the Lenders may disclose Borrower Information (i) to its and its Affiliates' employees, officers, directors, agents and advisors who need to know the Borrower Information in connection with this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Borrower Information and instructed to keep such Borrower Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by any applicable regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) to the extent necessary in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement for the benefit of the Company containing provisions substantially the same as those of this Section 9.08, to any assignee, participant, SPC, or prospective assignee, participant or SPC, (vii) to the extent such Borrower Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this
       Section 9.08 by the Agent or such Lender, or (B) is or becomes available to the Agent or such Lender on a nonconfidential basis from a source other than the Company that, to the knowledge of the Agent or such Lender, is not in violation of any confidentiality agreement with the Company and (viii) with the consent of the Company. Notwithstanding anything herein to the contrary, the Agent and the Lenders may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or the Lenders relating to such U.S. tax treatment and tax structure.

              (aa) Exhibits B-1 and B-2 are replaced with Exhibits B-1 and B-2 to this Amendment.

              (bb) New Exhibits F, G-1 and G-2 are added in the form of Exhibits F, G-1 and G-2 to this Amendment.

              SECTION 2. CONDITIONS OF EFFECTIVENESS(a) . This Amendment shall become effective as of the date first above written when, and only when, on or before May 15, 2003 the Agent shall have received counterparts of this Amendment executed by the Company, Ammirati Puris Lintas K.K. and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received a certificate signed by a duly authorized officer of the Company dated the date of this Amendment stating that:

                     (i)    The representations and warranties contained in
              Section 3 are correct on and as of the date of such certificate as though made on and as of such date; and

                     (ii) No event has occurred and is continuing that constitutes a Default.

              SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

              (a) Each Borrower is a corporation duly organized, validly existing, and, in the case of the Company, in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

              (b) The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of law or regulation applicable to such Borrower or of the certificate of incorporation of such Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries.

              (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by each Borrower of this Amendment or the Credit Agreement and the Notes, as amended hereby, except the possibility of a post-facto filing under the Japanese Foreign Exchange and Trade Control Law (Law No. 228 of 1949, as amended).

              (d) This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Notes, as amended hereby, to which such Borrower is a party are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

              (e) There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

              SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes or the Designation Agreement relating to Ammirati Puris Lintas K.K. to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

              (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

              SECTION 5. COSTS AND EXPENSES The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

              SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                       By:     /s/ STEVEN BERNS
                                                _______________________________
                                       Title:   Vice President and Treasurer

                                       AMMIRATI PURIS LINTAS K.K.

                                       By:      /s/ STEVEN BERNS
                                                _______________________________
                                       Title:   Vice President and Treasurer

                                       CITIBANK, N.A.,
                                       as Agent and as Lender

                                       By:      /s/ CAROLYN A. KEE
                                                _______________________________
                                       Title:   Vice President

                                       BANK ONE, NA

                                       By:      /s/ RON EDWARDS
                                                _______________________________
                                       Title:   Director/Vice President

                                       BANK OF AMERICA, N.A.

                                       By
                                                _______________________________
                                       Title:

                                       THE BANK OF NEW YORK

                                       By       /s/ BRENDAN T. NEDZI
                                                _______________________________
                                       Title:   Senior Vice President

                                       BARCLAYS BANK PLC

                                       By:      /s/ NICHOLAS BELL
                                                _______________________________
                                       Title:   Director

                                       JPMORGAN CHASE BANK

                                       By:      /s/ REBECCA VOGEL
                                                _______________________________
                                       Title:   Vice President

                                       CREDIT AGRICOLE INDOSUEZ

                                       By________________________________
                                       Title:

                                       FLEET NATIONAL BANK

                                       By:      /s/ THOMAS J. LEVY
                                                _______________________________
                                       Title:   Senior Vice President

                                       HSBC BANK USA

                                       By:      /s/ JOHAN SORENSSON
                                                _______________________________
                                       Title:   First Vice President

                                       KEYBANK NATIONAL ASSOCIATION

                                       By:      /s/ CHERYL L. EBNER
                                                _______________________________
                                       Title:   Senior Vice President

                                       LLOYDS TSB BANK PLC

                                       By:      /s/ RICHARD M. HEATH
                                                _______________________________
                                       Title:   Vice President

                                       By:     /s/ CATHERINE RANKING
                                               ________________________________
                                       Title:  Assistant Vice President

                                       SUNTRUST BANK

                                       By:      /s/ HEIDI M. KHAMBATTA
                                                _______________________________
                                       Title:   Vice President

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By________________________________
                                       Title:

                                       BNP PARIBAS

                                       By________________________________
                                       Title:

                                       By________________________________
                                       Title:

                                                 EXHIBIT B-1 - FORM OF NOTICE OF
                                                      REVOLVING CREDIT BORROWING

Citibank, N.A., as Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
  Two Penns Way
  New Castle, Delaware 19720
                                     [Date]

              Attention: Bank Loan Syndications Department

Ladies and Gentlemen:

              The undersigned, [The Interpublic Group of Companies, Inc.][Name of Designated Subsidiary], refers to the Five-Year Credit Agreement, dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended or modified from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among The Interpublic Group of Companies, Inc., certain Lenders parties thereto, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.), as lead arranger and book manager, Bank One, NA, SunTrust Bank and HSBC Bank USA, as co-arrangers, Bank One, NA, as documentation agent, SunTrust Bank, as syndication agent, and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to
Section 2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Borrowing (the "PROPOSED REVOLVING CREDIT BORROWING") as required by Section 2.02(a) of the Credit Agreement:

              (i) The Business Day of the Proposed Revolving Credit Borrowing is _______________, 200_.

              (ii) The Type of Advances comprising the Proposed Revolving Credit Borrowing is [Base Rate Advances] [Eurocurrency Rate Advances].

              (iii) The aggregate amount of the Proposed Revolving Credit Borrowing is $_______________][for a Revolving Credit Borrowing in a Committed Currency, list currency and amount of Revolving Credit Borrowing].

              [(iv) The initial Interest Period for each Eurocurrency Rate Advance made as part of the Proposed Revolving Credit Borrowing is _____ month[s].]

              The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Revolving Credit Borrowing:

              (A) the representations and warranties contained in Section 4.01 of the Credit Agreement and in Section __ of the Subsidiary Guaranty [and in the Designation Agreement of the undersigned] are correct, before and after giving effect to the Proposed Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

              (B) no event has occurred and is continuing, or would result from such Proposed Revolving Credit Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                       Very truly yours,

                                       [THE INTERPUBLIC GROUP OF
                                       COMPANIES, INC.][DESIGNATED SUBSIDIARY]

                                       By___________________________
                                          Title:

                                                 EXHIBIT B-2 - FORM OF NOTICE OF
                                                       COMPETITIVE BID BORROWING
Citibank, N.A., as Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
  Two Penns Way
  New Castle, Delaware 19720
                                     [Date]

              Attention: Bank Loan Syndications Department

Ladies and Gentlemen:

              The undersigned, The Interpublic Group of Companies, Inc.[, on behalf of [Name of Designated Subsidiary]], refers to the Five-Year Credit Agreement, dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended or modified from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among The Interpublic Group of Companies, Inc., certain Lenders parties thereto, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.), as lead arranger and book manager, Bank One, NA, SunTrust Bank and HSBC Bank USA, as co-arrangers, Bank One, NA, as documentation agent, SunTrust Bank, as syndication agent, and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "PROPOSED COMPETITIVE BID BORROWING") is requested to be made:

       (A)    Date of Competitive Bid Borrowing      __________________________
       (B)    Amount of Competitive Bid Borrowing    __________________________
       (C)    [Maturity Date] [Interest Period]      __________________________
       (D)    Interest Rate Basis                    __________________________
       (E)    Day Count Convention                   __________________________
       (F)    Interest Payment Date(s)               __________________________
       (G)    Currency                               __________________________
       (H)    Borrower's Account Location            __________________________
       (I)    _________________________________      __________________________

              The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Competitive Bid Borrowing:

              (a)    the representations and warranties contained in Section
4.01 of the Credit Agreement and Section __ of the Subsidiary Guaranty [and in the Designation Agreement of the undersigned] are correct, before and after giving effect to the Proposed Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

              (b) no event has occurred and is continuing, or would result from the Proposed Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default; and

              (c) the aggregate amount of the Proposed Competitive Bid Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

              The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                                       Very truly yours,

                                       THE INTERPUBLIC GROUP
                                       OF COMPANIES, INC.


                                       By___________________________
                                           Title:

                                                             EXHIBIT F - FORM OF
                                                             SUBSIDIARY GUARANTY

================================================================================


                               SUBSIDIARY GUARANTY

                                       BY

                             CERTAIN SUBSIDIARIES OF
                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                   IN FAVOR OF

                         THE LENDERS REFERRED TO HEREIN

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE
         FOR THE BENEFIT OF THE NOTEHOLDERS LISTED ON SCHEDULE A HERETO


================================================================================


                              DATED AS OF [ ], 2003

                                TABLE OF CONTENTS

                                                                            PAGE

Section 1.        Guaranty                                                    1

Section 2.        Guaranty Absolute                                           2

Section 3.        Waivers                                                     3

Section 4.        Subrogation                                                 4

Section 5.        Representations and Warranties                              4

Section 6.        Further Assurances                                          5

Section 7.        No Waiver                                                   5

Section 8.        Amendments, Etc                                             5

Section 9.        Addition and Removal of Guarantors                          6

Section 10.       Notices                                                     6

Section 11.       Continuing Guaranty; Transfer of Notes                      7

Section 12.       Severability                                                7

Section 13.       Governing Law; Jurisdiction                                 7

Section 14.       Taxes                                                       7

Section 15.       Execution in Counterparts                                   8

Section 16.       Waiver of Jury Trial                                        9


SCHEDULES

Schedule A        Noteholders

EXHIBITS

Exhibit A         Accession Agreement

                                    GUARANTY

              This GUARANTY (this "GUARANTY"), dated as of [ ], 2003, is made by the subsidiaries of The Interpublic Group of Companies, Inc. (the "BORROWER") set forth on the signature pages hereof (each, a "GUARANTOR", and, collectively, the "GUARANTORS"), in favor of the Lenders (as defined below) and The Bank of New York ("BONY"), as Trustee for the benefit of the noteholders listed on Schedule A hereto (each of the Lenders and BONY, a "GUARANTEED PARTY", and, collectively, the "GUARANTEED PARTIES").

              WHEREAS, the Borrower has entered into a Five-Year Credit Agreement dated as of June 27, 2000 and a 364-Day Credit Agreement dated as of May [ ], 2003 (together, as amended, supplemented or otherwise modified through the date hereof, the "REVOLVER CREDIT AGREEMENTS") with the banks, financial institutions and other institutional lenders parties thereto (collectively, the "REVOLVER LENDERS") and Citibank, N.A., as agent for the Revolver Lenders (Citibank, N.A., as agent, and the Revolver Lenders are collectively referred to herein as the "REVOLVER CREDITORS");

              WHEREAS, the Borrower has entered into five Note Purchase Agreements with The Prudential Insurance Company of America ("PRUDENTIAL", and together with the Revolver Creditors, the "LENDERS") dated May 26, 1994, April 28, 1995, October 31, 1996, August 18, 1997 and January 21, 1999, respectively (collectively, as amended, supplemented or otherwise modified through the date hereof, the "PRUDENTIAL NOTE PURCHASE AGREEMENTS", and, together with the Revolver Credit Agreements, the "CREDIT AGREEMENTS");

              WHEREAS, the Borrower has issued Zero-Coupon Convertible Senior Notes due 2021, 7.25% Notes due 2011, 7.875% Notes due 2005 and 4.50%
Convertible Senior Notes due 2023 (collectively, the "NOTES") pursuant to a Senior Debt Indenture with BONY, as Trustee, dated as of October 20, 2000, as supplemented by a First Supplemental Indenture dated as of August 22, 2001, a Second Supplemental Indenture dated as of December 14, 2001 and a Third Supplemental Indenture dated as of March 13, 2003; and

              WHEREAS, the Borrower and the Guarantors are affiliates engaged in related businesses and the Guarantors (i) may have received and may receive a portion of the loans extended under the Credit Agreements, (ii) may be entitled to borrow directly under the Revolver Credit Agreements, (iii) may have received, directly or indirectly, a portion of the proceeds from the issuance of the Notes, (iv) from time to time receive guarantees from the Borrower in the ordinary course of business and with respect to their own indebtedness and (v) will have derived other substantial direct and indirect economic benefit from the Credit Agreements and the Notes and therefore are willing to guarantee the Obligations (as hereinafter defined);

              NOW THEREFORE, in consideration of the foregoing, the Guarantors hereby agree with and for the benefit of each Guaranteed Party as follows:

                     Section 1.    GUARANTY.

                     (a) The Guarantors hereby unconditionally and irrevocably, jointly and severally, guarantee, as a guarantee of payment and not of collection, the prompt performance and payment in full by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the following (the "OBLIGATIONS"):

                     (i) all payment obligations of the Borrower under the Credit Agreements, whether direct or indirect, absolute or contingent, and whether for principal, interest, fees, breakage costs, expenses, indemnification or otherwise; and

                     (ii) all payment obligations of the Borrower to the noteholders listed on Schedule B hereto arising under the Notes.

              The Guarantors further agree to pay all costs, fees and expenses (including, without limitation, reasonable fees of outside counsel) incurred by any Guaranteed Party in enforcing any rights under this Guaranty. If the Borrower fails to pay any of the Obligations in full when due (whether at stated maturity, by acceleration or otherwise) and any grace period for payment of any such Obligation has expired, the Guarantors, jointly and severally, agree to pay the unpaid portion of such Obligation within 2 business days after receipt by each of them of written demand from the applicable Guaranteed Party.

                     (b) Each Guarantor, and by its acceptance of this Guaranty, each Guaranteed Party, hereby confirms that it is the intention of all such persons that this Guaranty and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any applicable law relating to bankruptcy, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Guaranteed Parties and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

                     (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Guaranteed Party under this Guaranty, such Guarantor will contribute, to the maximum extent permitted by law, amounts to each other Guarantor with respect to any such payment.

                     Section 2.    GUARANTY ABSOLUTE.

                     (a) The obligations of the Guarantors are joint and several and are those of a primary obligor, and not merely a surety, and are independent of the Obligations. A separate action or actions may be brought against any Guarantor whether or not an action is brought against the Borrower, any other guarantor or other obligor in respect of the Obligations or whether the Borrower, any other guarantor or any other obligor in respect of the Obligations is joined in any such action or actions.

                     (b) The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by applicable law, any defenses it may now have or hereafter acquire relating to any or all of the following:

                            (i) any lack of genuineness, validity, legality or enforceability of the Credit Agreements, the Notes or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof;

                            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any waiver, indulgence, compromise, renewal, extension, amendment, modification of, or addition, consent, supplement to, or consent to departure from, or any other action or inaction under or in respect of, the Credit Agreements, the Notes or any other document, instrument or agreement relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

                            (iii) any release or partial release of any other guarantor or other obligor in respect of the Obligations;

                            (iv) any exchange, release or non-perfection of any collateral for all or any of the Obligations, or any release, or amendment or waiver of, or consent to departure from, any guaranty or security, for all or any of the Obligations;

                            (v) any furnishing of any additional security for any of the Obligations;

                            (vi) the liquidation, bankruptcy, insolvency or reorganization of the Borrower, any other guarantor or other obligor in respect of the Obligations or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding; or

                            (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor.

                     (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor or otherwise pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by any Guaranteed Party, all as though such payment or performance had not been made.

                     Section 3.    WAIVERS.

                     (a) To the extent permitted by applicable law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty, other than the notice provided for in Section 1 hereof, and any requirement that any Guaranteed Party protect, secure, perfect or insure any security interest in or any lien on any property subject thereto or exhaust any right or take any action against the Borrower, any other guarantor or any other person or any collateral or security or any balance of any deposit accounts or credit on the books of any of the Lenders in favor of the Borrower or any Guarantor.

                     (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future.

                     (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Guaranteed Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against the Borrower, any other guarantor or any other person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of such Guarantor hereunder.

                     (d) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Guaranteed Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its subsidiaries now or hereafter known by such Guaranteed Party.

       Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Agreements and the Notes and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

                     Section 4. SUBROGATION. The Guarantors will not exercise any rights which they may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the latest of (i) all the Obligations shall have been irrevocably paid in full and in cash, (ii) the Credit Agreements shall have been terminated and (iii) the Notes shall have been cancelled.

                     Section 5. REPRESENTATIONS AND WARRANTIES. The Guarantors jointly and severally represent and warrant to the Guarantied Parties as follows:

                     (a) EXISTENCE AND POWER. Each Guarantor is a [corporation] duly formed and validly existing under the laws of the jurisdiction indicated on the signature pages hereof opposite its name, is in good standing in such jurisdiction and has all requisite power and authority to own its property and to carry on its business as now conducted.

                     (b) AUTHORITY. Each Guarantor has full power and authority to execute and deliver this Guaranty and to perform its obligations hereunder, all of which have been duly authorized by all proper and necessary action of the Guarantor.

                     (c) AUTHORITY OF OFFICERS. The officer of each Guarantor who is executing this Guaranty is properly in office and is duly authorized to execute the same.

                     (d) BINDING AGREEMENT. This Guaranty constitutes the legal, valid and binding obligation of each Guarantor enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally.

                     (e) LITIGATION. There are no actions, suits or arbitration proceedings pending or, to the knowledge of any Guarantor, threatened against any Guarantor, at law or in equity, which, individually or in the aggregate, if adversely determined, would materially adversely affect the financial condition of any Guarantor or materially impair the ability of such Guarantor to perform its obligations under this Guaranty.

                     (f) NO CONFLICTING LAW OR AGREEMENTS. The execution, delivery and performance by each Guarantor of this Guaranty (i) do not violate any provision of the articles of incorporation or by-laws (or equivalent constituent documents) of such Guarantor; (ii) do not violate in any material respect any order, decree or judgment, or any provision of any statute, rule or regulation applicable to or binding on such Guarantor or any of its property; and (iii) do not violate or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a material default under, any material mortgage, indenture, contract or other material agreement to which such Guarantor is a party, or by which any of its property is bound.

                     Section 6. FURTHER ASSURANCES. The Guarantors agree that at any time and from time to time, at the expense of the Guarantors, the Guarantors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Guaranteed Parties may reasonably request, to enable the Guaranteed Parties to protect and to exercise and enforce their respective rights and remedies hereunder.

                     Section 7. NO WAIVER. No failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                     Section 8.    AMENDMENTS, ETC. Except as set forth in
Section 9 hereof, no amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantors herefrom, shall in any event be effective unless the same shall be in writing and signed by (a) each Guarantor,
(b) so long as the Revolver Credit Agreements are in effect, Citibank, N.A., acting at the direction of the Required Lenders under (and as defined in) each such Revolving Credit Agreement and (c) so long as the Prudential Note Purchase Agreements are in effect, Prudential; PROVIDED, HOWEVER, that if at any time it becomes necessary for this Guaranty to be qualified under the Trust Indenture Act of 1939, as amended, this Guaranty may be amended without any further action on the part of any Guarantor or any Guaranteed Party in order to incorporate such provisions as would cause it to be so qualified. Any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

                     Section 9.    ADDITION AND REMOVAL OF GUARANTORS.

                     (a) In the event that any Guarantor is dissolved or ceases to be a consolidated subsidiary of the Borrower, (i) such Guarantor shall, automatically and without any further action on behalf of any of the Guarantors or the Guaranteed Parties, cease to be a Guarantor and (ii) the definition of "Guarantor" shall, automatically and without any further action on behalf of any of the Guarantors or the Guaranteed Parties, be amended to remove such Guarantor therefrom.

                     (b) In the event that any consolidated subsidiary of the Borrower wishes to become a Guarantor, such consolidated subsidiary shall execute and deliver an accession agreement substantially in the form of Exhibit A hereto (an "ACCESSION AGREEMENT"). Upon execution and delivery of such Accession Agreement, and without any further action on behalf of any of the Guarantors or the Guaranteed Parties, (i) such consolidated subsidiary shall become a Guarantor and (ii) the definition of "Guarantor" shall automatically be amended to include such consolidated subsidiary therein, in each case as of the date of such Accession Agreement.

                     Section 10. NOTICES. All notices, requests and other communications provided for hereunder shall be in writing and mailed by overnight delivery, transmitted by facsimile or hand delivered:

                            (i)    if to any of the Revolver Creditors,
              addressed c/o Citibank, N.A., Two Penns Way, Suite 200, New Castle, DE 19720, Attention: May Wong (Facsimile: (302) 894-6120);

                            (ii) if to Prudential, addressed c/o Prudential Capital Group, 1114 Avenue of the Americas, 30th Floor, New York, NY 10036, Attention: William Pappas (Facsimile: (212) 626-2077);

                            (iii) if to BONY, addressed to The Bank of New York, 101 Barclay Street, 21st Floor West, New York, NY 10286,
              Attention: Corporate Trust Trustee Administration (Facsimile:
              (212) 815-5915);

                            (iv) if to the Guarantors, at their respective addresses set forth on the signature page hereof, with a copy to the Borrower at 1270 Avenue of the Americas, New York, NY 10020,
              Attention: Vice President and Treasurer (Facsimile: (212)
              621-5748);

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective (x) upon receipt thereof, when mailed by overnight delivery or hand delivered or (y) upon receipt of confirmation of facsimile transmission, when transmitted by facsimile.

                     Section 11. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) payment in full of the Obligations and all other amounts payable under this Guaranty, (ii) the termination of the Credit Agreements and
(iii) the cancellation of the Notes; (b) be binding upon the Guarantors and their respective successors and assigns; and (c) inure to the benefit of the Guaranteed Parties and their respective successors and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, if any Revolver Lender assigns or otherwise transfers all or any portion of its rights and obligations under the applicable Revolver Credit Agreement (including, without limitation, all or any portion of its commitments, the advances owing to it and the note or notes held by it) to any other person in accordance with the terms thereof, then such other person shall thereupon become vested with all the benefits in respect of such transferred rights and obligations granted to such Guaranteed Party herein.

                     Section 12. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not, to the fullest extent permitted by law, impair the operation of or effect of those portions of this Guaranty that are valid.

                     Section 13.   GOVERNING LAW; JURISDICTION.

                     (a) This Guaranty shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

                     (b) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and by execution and delivery of this Guaranty, each Guarantor hereby consents, for itself and in respect of its property, to the non-exclusive jurisdiction of the aforesaid courts. To the fullest extent permitted by law, each

       Guarantor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Guaranty or any document related hereto. Notwithstanding any of the foregoing, any suit, action or proceeding against the Guarantors based on this Guaranty may be instituted by any Guaranteed Party in any court of competent jurisdiction.

                     Section 14. TAXES. All payments to be made by a Guarantor under this Guaranty shall be made without set-off or counterclaim and without deduction for any taxes unless such Guarantor is required by law to make payments subject to such taxes. All taxes in respect of payments made under this Guaranty payable by a Guarantor shall be paid by such Guarantor when due and in any event prior to the date on which penalties attach thereto. Such Guarantor will indemnify each Guaranteed Party with respect to such taxes paid by such Guaranteed Party; PROVIDED that, if such Guaranteed Party receives a refund of any portion of such taxes, it shall pay the amount of any such refund to such Guarantor. In addition, if any taxes or amounts in respect thereof must be deducted from any amounts payable or paid by such Guarantor hereunder, such Guarantor shall pay at the same time as such payment is due such additional amounts as may be necessary to ensure that each Guaranteed Party receives a net amount equal to the full amount which it would have received had payment not been made subject to such tax.

                     Section 15. EXECUTION IN COUNTERPARTS. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties hereto and thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

                     Section 16. WAIVER OF JURY TRIAL. EACH GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS GUARANTY.

                     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GUARANTOR] - [STATE OF INCORPORATION]                       [GUARANTOR] - [STATE OF INCORPORATION]

By:                                                          By:
   --------------------------------------------------           --------------------------------------------------

Title:                                                       Title:
      -----------------------------------------------              -----------------------------------------------

Address:                                                     Address:
        ----------------------------------------                     ----------------------------------------

Facsimile:                                                   Facsimile:
          -------------------------------------------                  -------------------------------------------

[GUARANTOR] - [STATE OF INCORPORATION]                       [GUARANTOR] - [STATE OF INCORPORATION]

By:                                                          By:
   --------------------------------------------------           --------------------------------------------------

Title:                                                       Title:
      -----------------------------------------------              -----------------------------------------------

Address:                                                     Address:
        ----------------------------------------                     ----------------------------------------

Facsimile:                                                   Facsimile:
          -------------------------------------------                  -------------------------------------------

[GUARANTOR] - [STATE OF INCORPORATION]                       [GUARANTOR] - [STATE OF INCORPORATION]

By:                                                          By:
   --------------------------------------------------           --------------------------------------------------

Title:                                                       Title:
      -----------------------------------------------              -----------------------------------------------

Address:                                                     Address:
        ----------------------------------------                     ----------------------------------------

Facsimile:                                                   Facsimile:
          -------------------------------------------                  -------------------------------------------

[GUARANTOR] - [STATE OF INCORPORATION]                       [GUARANTOR] - [STATE OF INCORPORATION]

By:                                                          By:
   --------------------------------------------------           --------------------------------------------------

Title:                                                       Title:
      -----------------------------------------------              -----------------------------------------------

Address:                                                     Address:
        ----------------------------------------                     ----------------------------------------

Facsimile:                                                   Facsimile:
          -------------------------------------------                  -------------------------------------------

                                                                      SCHEDULE A

                                   NOTEHOLDERS

Holders of the 4.50% Convertible Senior Notes due
   2023

Holders of the Zero-Coupon Convertible Senior Notes due
   2021

Holders of the 7.25% Notes due 2011

Holders of the 7.875% Notes due 2005

                                                                       EXHIBIT A

                               ACCESSION AGREEMENT

              By execution of this Accession Agreement, the undersigned consolidated subsidiary of The Interpublic Group of Companies, Inc. (the "BORROWER") hereby agrees, as of the date noted below, to become a party to and to be bound by all of the terms and conditions of the Guaranty, dated as of
[           ], 2003, by certain subsidiaries of the Borrower in favor of the lenders named therein and The Bank of New York, as trustee for the benefit of the noteholders named therein (the "GUARANTY") to the same extent as each of the other Guarantors thereunder. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Guaranty. By execution of this Accession Agreement, the undersigned shall have all the rights of a Guarantor and shall observe all the obligations of a Guarantor, in each case as specified in the Guaranty. Delivery of an executed counterpart of a signature page to this Accession Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Accession Agreement.

              [DATE]


                                       [GUARANTOR] - [STATE OF INCORPORATION]

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address:
                                               ---------------------------------

                                       Facsimile:
                                                 -------------------------------

                                                           EXHIBIT G-1 - FORM OF
                                                              OPINION OF OUTSIDE
                                                                  COUNSEL OF THE
                                                            SUBSIDIARY GUARANTOR


                                     [Date]


To each of the Lenders in the below-referenced
  Credit Agreement

                       [NAME OF THE SUBSIDIARY GUARANTOR]


Ladies and Gentlemen:

              We have acted as special counsel to [name of the Subsidiary Guarantor] (the "SUBSIDIARY GUARANTOR") in connection with the preparation, execution and delivery of the subsidiary guaranty (the "SUBSIDIARY GUARANTY") pursuant to Section 5.01(i) of the Five Year Credit Agreement, dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended to date, the "CREDIT AGREEMENT"), among The Interpublic Group of Companies, Inc. (the "COMPANY"), the Lenders parties thereto, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.), as lead arranger and book manager, Bank One, NA, SunTrust Bank and HSBC Bank USA, as co-arrangers, Bank One, NA, as documentation agent, SunTrust Bank, as syndication agent, and Citibank, N.A., as Agent for said Lenders.

              In arriving at the opinions expressed below, we have examined the following documents:

              (1)    an executed copy of the Credit Agreement;

              (2)    an executed copy of the Subsidiary Guaranty; and

              (3) executed copies of the other documents furnished by the Subsidiary Guarantor pursuant to Section 5.01(i) of the Credit Agreement.

              In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Subsidiary Guarantor and such other instruments and other certificates of public officials, officers and representatives of the Subsidiary Guarantor and such other persons, and we have made such investigations of law, as we have deemed necessary as a basis for the opinions expressed below.

              In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of the Company in the Credit Agreement and of the Subsidiary Guarantor in the Subsidiary Guaranty).

              Based upon the foregoing and subject to the further assumptions and qualifications set forth below, it is our opinion that:

              1. The Subsidiary Guarantor has the corporate power to enter into the Subsidiary Guaranty and to perform its obligations thereunder.

              2. The execution and delivery by the Subsidiary Guarantor of the Subsidiary Guaranty have been duly authorized by all necessary corporate action of the Subsidiary Guarantor.

              3. The performance by the Subsidiary Guarantor of its obligations under the Subsidiary Guaranty (a) does not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States, [the State of Delaware or the State of New York], and (b) does not result in a violation of any applicable United States federal [or New York State law, rule or regulation or the Delaware General Corporation].

              4. The Subsidiary Guaranty is a valid, binding and enforceable obligation of the Subsidiary Guarantor.

              Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Subsidiary Guarantor, (a) we have assumed that each party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to the Subsidiary Guarantor regarding matters of the federal law of the United States of America[, the law of the State of New York or the General Corporation Law of the State of Delaware]) and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

              We have assumed that any assignments made by or among the guaranteed parties of their rights and obligations under the Subsidiary Guaranty will not contravene New York Judiciary Law Section 489 (which makes it a criminal offense to take an assignment of a debt obligation with the intent of and for the purpose of bringing an action or proceeding thereon).

              We note that the designations in Section 13(b) of the Subsidiary Guaranty are (notwithstanding the waiver contained in Section 14(b)) subject to the power of such federal court to transfer actions pursuant to 28 U.S.C. Section 1404(a) or to dismiss such actions or proceedings on the grounds that such a federal court is an inconvenient forum for such action or proceeding.

              With respect to the first sentence of Section 13(b) of the Subsidiary Guaranty, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to the Subsidiary Guaranty where jurisdiction based on diversity of citizenship under 28 U.S.C. Section 1332 does not exist.

              The opinion expressed in paragraph 3 above relates only to those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type referred to in the Subsidiary Guaranty.

              The foregoing opinions are limited to the law of the [State of New York, the General Corporation Law of the State of Delaware] and the federal law of the United States, but we express no opinion as to any state securities or Blue Sky laws or United States federal securities laws.

              We are furnishing this opinion letter to you solely for your benefit in connection with the Subsidiary Guaranty. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, and relied upon by, your successors and a permitted transferee who becomes a party to the Credit Agreement as a Lender thereunder, and you or any such successor or transferee may show this opinion to any governmental authority pursuant to requirements of applicable law or regulations. The opinions expressed herein are, however, rendered on and as of the date hereof, and we assume no obligation to advise you or any such transferee or governmental authority or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

                                       Very truly yours,

                                                           EXHIBIT G-2 - FORM OF
                                                     OPINION OF IN-HOUSE COUNSEL
                                                     Of THE SUBSIDIARY GUARANTOR


                                     [Date]



To each of the Lenders parties
  to the Credit Agreement dated
  as of June 27, 2000 and amended and restated as of December 31, 2002 among The Interpublic Group of Companies, Inc., said Lenders and Citibank, N.A., as Agent for said Lenders, and to Citibank, N.A., as Agent


                       [NAME OF THE SUBSIDIARY GUARANTOR]


Ladies and Gentlemen:

              This opinion is furnished to you pursuant to Section 5.01(i) of the Five Year Credit Agreement, dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended to date, the "CREDIT AGREEMENT"), among The Interpublic Group of Companies, Inc. (the "COMPANY"), the Lenders parties thereto, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.), as lead arranger and book manager, Bank One, NA, SunTrust Bank and HSBC Bank USA, as co-arrangers, Bank One, NA, as documentation agent, SunTrust Bank, as syndication agent, and Citibank, N.A., as Agent for said Lenders. Terms defined in the Credit Agreement are used herein as therein defined.

              I have acted as [General Counsel] for [name of the Subsidiary Guarantor] (the "SUBSIDIARY GUARANTOR") in connection with the preparation, execution and delivery of the Subsidiary Guaranty.

              In arriving at the opinions expressed below, I have examined the following documents:

              (1)    An executed copy of the Credit Agreement.

              (2)    An executed copy of the Subsidiary Guaranty.

              (3) The other documents furnished by the Subsidiary Guarantor pursuant to Section 5.01(i) of the Credit Agreement.

              (4) A copy of the [Articles] [Certificate] of Incorporation of the Subsidiary Guarantor and all amendments thereto (the "CHARTER").

              (5) A copy of the by-laws of the Subsidiary Guarantor and all amendments thereto (the "BY-LAWS").

              (6)    A certificate of the Secretary of State of [       ], dated
       __________, 2003, attesting to the continued corporate existence and good standing of the Subsidiary Guarantor in that State.

       In addition, I have examined the originals, or copies certified or otherwise identified to my satisfaction, of such other corporate records of the Subsidiary Guarantor, certificates of public officials and of officers of the

Subsidiary Guarantor and such other persons as I have deemed necessary as a basis for the opinions expressed below.

              In rendering the opinions expressed below, I have assumed the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies. In addition, I have assumed and have not verified the accuracy as to factual matters of each document I have reviewed (including, without limitation, the accuracy of the representations and warranties of the Company in the Credit Agreement and of the Subsidiary Guarantor in the Subsidiary Guaranty).

              Based upon the foregoing and subject to the further assumptions and qualifications set forth below, it is my opinion that:

              1.     The Subsidiary Guarantor is a corporation validly existing
       and in good standing under the laws of the State of [         ].

              2. The execution, delivery and performance by the Subsidiary Guarantor of the Subsidiary Guaranty to be delivered by it, and the consummation of the transactions contemplated thereby, are within the Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the By-laws or (ii) any material contractual or legal restriction known to me contained in any material document to which the Subsidiary Guarantor is a party or by which it is bound. The Subsidiary Guaranty has been duly executed and delivered on behalf of the Subsidiary Guarantor.

              3. To the best of my knowledge, no authorization, approval or other action by, and no notice to or filing with, any third party is required for the execution, delivery and performance by the Subsidiary Guarantor of the Subsidiary Guaranty.

              4. To the best of my knowledge, there are no pending or overtly threatened actions or proceedings against the Subsidiary Guarantor or any of its subsidiaries before any court, governmental agency or arbitrator that purport to affect the validity, binding effect or enforceability of the Subsidiary Guaranty or the consummation of the transactions contemplated thereby or that are likely to have a materially adverse effect upon the financial condition or operations of the Subsidiary Guarantor and its subsidiaries taken as a whole.

              The foregoing opinions are limited to the law of the State of [New York][, the General Corporation Law of the State of Delaware] and the Federal law of the United States.

              I am furnishing this opinion letter to you solely for your benefit in connection with the Subsidiary Guaranty. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, and relied upon by, your successors and a permitted transferee who becomes a party to the Credit Agreement as a Lender thereunder, and you or any such successor or transferee may show this opinion to any governmental authority pursuant to requirements of applicable law or regulations. The opinions expressed herein are, however, rendered on and as of the date hereof, and I assume no obligation to advise you or any such transferee or governmental authority or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.


                                       Very truly yours,